UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

KraneShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KraneShares Trust

280 Park Avenue

32nd Floor

New York, NY 10017

KraneShares 100% KWEB Defined Outcome January 2027 ETF (KPRO)

KraneShares 2X Long BABA Daily ETF (KBAB)

KraneShares 2X Long BIDU Daily ETF (KBDU)

KraneShares 2X Long JD Daily ETF (KJD)

KraneShares 2X Long MELI Daily ETF (KMLI)

KraneShares 2X Long PDD Daily ETF (KPDD)

KraneShares 90% KWEB Defined Outcome January 2027 ETF (KBUF)

KraneShares Artificial Intelligence and Technology ETF (AGIX)

KraneShares Asia Pacific High Income USD Bond ETF (KHYB)

KraneShares Bosera MSCI China A 50 Connect Index ETF (KBA)

KraneShares California Carbon Allowance Strategy ETF (KCCA)

KraneShares China Alpha Index ETF (KCAI)

KraneShares CSI China Internet ETF (KWEB)

KraneShares Dragon Capital Vietnam Growth Index ETF (KPHO)

KraneShares Electric Vehicles & Future Mobility Index ETF (KARS)

KraneShares Emerging Markets Consumer Technology ETF (KEMQ)

KraneShares Global Carbon Strategy ETF (KRBN)

KraneShares Global Humanoid and Embodied Intelligence Index ETF (KOID)

KraneShares Hang Seng TECH Index ETF (KTEC)

KraneShares Hedgeye Hedged Equity Index ETF (KSPY)

KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF (KIQQ)

KraneShares KWEB Covered Call Strategy ETF (KLIP)

KraneShares Man Buyout Beta Index ETF (BUYO)

KraneShares Mount Lucas Managed Futures Index Strategy ETF (KMLM)

KraneShares MSCI All China Health Care Index ETF (KURE)

KraneShares MSCI China Clean Technology Index ETF (KGRN)

KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)

KraneShares MSCI One Belt One Road Index ETF (OBOR)

KraneShares SSE STAR Market 50 Index ETF (KSTR)

KraneShares Sustainable Ultra Short Duration Index ETF (KCSH)

KraneShares Value Line® Dynamic Dividend Equity Index ETF (KVLE)

KraneShares Wahed Alternative Income Index ETF (KWIN)

Quadratic Deflation ETF (BNDD)

Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL)

(each, a “Fund” and collectively, the “Funds”)

Important Information Regarding the Funds’ Proxy Statement, dated March 1, 2026
(the “Proxy Statement”)

Capitalized terms and certain other terms used herein, unless otherwise defined, have the meanings assigned to them in the Proxy Statement.

The Section of the Proxy Statement titled “Proposal 2: To Authorize KBA to Rely on the Manager of Managers Exemptive Order” — “Why Are Shareholders of KBA Being Asked to Approve a MoM Order?” is amended and revised to provide the following information:

All Funds managed by Krane, with the exception of KBA, BNDD and IVOL, have previously received shareholder authorization to rely on the MoM Order. A separate proxy statement will be furnished to shareholders of BNDD and IVOL in connection with a proposal to approve a new investment sub-advisory agreement between Krane and the Sub-Adviser for those Funds.

All other references in the Proxy Statement and the accompanying materials referencing the Funds’ reliance on the MoM Order are revised and restated to reflect the above information.